UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 7, 2006

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-06544 (Commission File Number)	74-1648137 (IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Second Amendment to Sixth Amended Restated Supplemental Executive Retirement Plan
First Amendment to Third Amended Restated Executive Deferred Compensation Plan
Form of Performance Unit Grant Agreement
Corporate Governance Guidelines

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Amendment to the Supplemental Executive Retirement Plan
     On September 8, 2006, the Board of Directors of Sysco Corporation (“SYSCO” or the “Company”), upon recommendation of the Compensation Committee, adopted the Second Amendment to the Sixth Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (as previously amended, the “SERP”). The amendment to the SERP changed its definition of “Eligible Earnings” (which is one of the variables used to determine the amount of a participant’s accrued benefit under the SERP) to include any amounts payable to participants under the Sysco Corporation 2006 Supplemental Performance Based Bonus Plan (the “Supplemental Plan”).
     A copy of the SERP amendment is filed as Exhibit 10.1 to this Current Report on Form 8- K and incorporated herein by reference.
Amendment to the Executive Deferred Compensation Plan
     On September 8, 2006, the Board of Directors of SYSCO, upon recommendation of the Compensation Committee, adopted the First Amendment to the Third Amended and Restated Sysco Corporation Executive Deferred Compensation Plan (“EDCP”). Under the EDCP, participants in Sysco’s Management Incentive Plan (“MIP”) may defer all or a portion of their salary, as well as up to 40% of their annual cash incentive bonus. The amendment to the EDCP also allows participants to defer amounts payable to them under the Supplemental Plan (together with the MIP, the “Plans”). The Company provides a 15% match of the aggregate amount of cash bonus (if any) deferred by the participant under each Plan which is not in excess of 20% of his or her bonus under such Plan, for a maximum potential Company Match of 3% of the total bonus amount under each Plan.
     A copy of the EDCP amendment is filed as Exhibit 10.2 to this Current Report on Form 8- K and incorporated herein by reference.
Stock Option Grants to Key Employees
On September 7, 2006, the Company’s Compensation Committee approved the grant of options to purchase Company common stock to certain key employees, including the officers who will be named in the Summary Compensation Table in the proxy statement for the Company’s upcoming Annual Meeting of Stockholders (the “Named Executive Officers”). Stephen F. Smith and James E. Lankford, who were considered executive officers for a portion of fiscal 2006, will be included in the Summary Compensation Table as Named Executive Officers. Although Messrs. Smith and Lankford still hold their offices, as of May 12, 2006 it was determined that they did not actually perform policy making functions and should no longer be deemed executive officers for purposes of filings under the Securities Exchange Act of 1934. However, for the sole purpose of the Proxy Statement, each of Messrs. Smith and Lankford is still considered to be a Named Executive Officer of the Company, as required by SEC regulations.

After reviewing the Company’s overall compensation strategy, the Compensation Committee has determined that option grants may be made at the discretion of the Committee in fiscal years following a fiscal year in which annual Management Incentive Plan bonuses were not paid to senior executives as a result of the Company’s failure to meet the Management Incentive Plan performance criteria. Although the Company did grant options to senior executives in two years in which they did not earn bonuses during the 1980s, since 1994 the Compensation Committee of the Board of Directors has indicated that its practice is to consider issuing options on a performance basis; that is, only in years when participants in the Company’s Management Incentive Plan have earned a bonus. However, options are only one part of the Company’s multi-faceted compensation program used to strengthen short-term, mid-term and long-term performance. In general, the Company’s cash bonus plans are based on the Company’s overall annual financial performance. In contrast, the Committee believes that the determination of whether to grant options should take into consideration a number of other criteria relating to the Company’s long-term performance, including (but not limited to) the Company’s sales, gains in market share, implementation of the Company’s strategy and long-range plans, acquisitions and similar items, as well as the Company’s overall performance. The Compensation Committee believes that considering such factors will benefit employee retention and insure that longer term strategic initiatives are not compromised in pursuit of short-term profitability. Such longer-term focus will benefit the Company and its shareholders.
The options granted on September 7, 2006 will vest 20% per year beginning September 7, 2007. The exercise price is $31.70 per share, the closing price of the Company’s common stock on the New York Stock Exchange on September 6, 2006, and the expiration date is September 6, 2013. The form of option grant agreement is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed September 14, 2005 and incorporated herein by reference.
The options were granted to the Named Executive Officers in the following amounts:

		Number of Shares
Name	Title	Underlying Options
Richard J. Schnieders	Chairman of the Board, Chief Executive Officer and President	140,000
John K. Stubblefield, Jr.	Executive Vice President, Finance and Chief Financial Officer	73,000
Larry J. Accardi	Executive Vice President, Contract Sales; and President, Specialty Distribution Companies	73,000
Kenneth F. Spitler	Executive Vice President; and President of North American Foodservice Operations	73,000
Larry G. Pulliam	Executive Vice President, Merchandising Services	73,000
Stephen F. Smith	Senior Vice President, Foodservice Operations	39,000
James E. Lankford	Senior Vice President, Foodservice Operations	39,000

Grant of Units Under 2004 Long-Term Incentive Cash Plan
On September 7, 2006, performance units were granted to the Named Executive Officers under the 2004 Long-Term Incentive Cash Plan (the “Long-Term Plan”) for the performance period commencing July 2, 2006 and ending June 27, 2009. Participants under the Long-Term Plan will not be entitled to any bonus pursuant to these awards unless certain performance criteria are met. The bonus opportunities for the fiscal 2007-2009 performance period are composed of two components: one based on achievement of specified increases in net after-tax earnings per share (“Component A”), and one based on achievement of specified increases in sales, defined as GAAP sales less product cost inflation, or plus product cost deflation, as measured by SYSCO’s change in cost of goods (“Component B”).
A. Earnings Growth Component (Component A). If the Company achieves certain net after-tax earnings per share increases, award recipients will earn a bonus under this component without regard to whether a bonus was earned under Component B. The amount of any bonus earned under Component A will be calculated according to the following formula:

Number of Performance Units Granted to Participant	X	Unit Value	X	Applicable Percentage A	X	50%
B. Sales Growth Component (Component B). If the Company achieves certain increases in sales, defined as GAAP sales less product cost inflation, or plus product cost deflation, as measured by SYSCO’s change in cost of goods, award recipients will earn a bonus under this component without regard to whether a bonus was earned under Component A. The amount of any bonus earned under Component B will be calculated according to the following formula:

Number of Performance Units Granted to Participant	X	Unit Value	X	Applicable Percentage B	X	50%
The “Unit Value” for the September 7, 2006 grants was set at $35. “Applicable Percentage A” ranges from 25% to 75%, depending upon the amount of the increase in net after-tax earnings, if any. “Applicable Percentage B” ranges from 25% to 75%, depending upon the amount of the increase in sales, as defined above, if any.
The form of Performance Unit Grant Agreement is filed as Exhibit 10.3 to this Current Report on Form 8- K and incorporated herein by reference. Set forth below are the number of performance units awarded to each of the Named
Executive Officers:

		Number of
Name	Title	Performance Units
Richard J. Schnieders	Chairman of the Board, Chief Executive Officer and President	112,500
John K. Stubblefield, Jr.	Executive Vice President, Finance and Chief Financial Officer	10,500
Larry J. Accardi	Executive Vice President, Contract Sales; and President, Specialty Distribution Companies	10,500
Kenneth F. Spitler	Executive Vice President; and President of North American Foodservice Operations	10,500
Larry G. Pulliam	Executive Vice President, Merchandising Services	10,500
Stephen F. Smith	Senior Vice President, Foodservice Operations	6,500
James E. Lankford	Senior Vice President, Foodservice Operations	6,500
Non-Employee Director Stock Option and Restricted Stock Grants
On September 8, 2006, the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, granted each of the Non-Employee Directors stock options and stock awards pursuant to the 2005 Sysco Corporation Non-Employee Directors Stock Plan. Each restricted stock grant was for 3,000 shares and vests ratably over a three-year period, 1,000 shares per year. The form of Restricted Stock Grant Agreement is filed as Exhibit 10(j) to the Company’s Form 10-Q for the quarter ended December 31, 2005 filed on February 9, 2006 and incorporated herein by reference. The options each grant the right to purchase 3,500 shares at an exercise price of $31.73 per share, the closing price of the Company’s common stock on the New York Stock Exchange on September 7, 2006, vest ratably over a three-year period, and expire September 7, 2013. The form of Option Grant Agreement is filed as Exhibit 10(i) to the Company’s Form 10-Q for the quarter ended December 31, 2005 filed on February 9, 2006 and incorporated herein by reference.
Material Relationships
     Mr. Golden, one of the Company’s non-employee directors, is the sole stockholder of Jonathan Golden, P.C., a partner in the law firm of Arnall Golden Gregory LLP, Atlanta, Georgia, counsel to SYSCO.

     Mr. Accardi’s daughter, Michelle Connors, serves as one of Sysco’s regional corporate trainers. His brother-in-law, Stephen Hemphill, serves as an account executive at Hardin Sysco, one of the Company’s subsidiaries. Mr. Lankford’s brother, Frederick Lankford, serves as the President of Lankford-Sysco Food Services, LLC, one of the Company’s subsidiaries. Another of Mr. Lankford’s brothers, Thomas E. Lankford, retired from his position as a Director, President and Chief Operating Officer of SYSCO in July 2005, and receives amounts pursuant to the terms of the Company’s retirement plan, Supplemental Executive Retirement Plan and Executive Deferred Compensation Plan. Mr. Smith’s daughter, Callie F. Smith Davis, serves as the Director of Business Review for Sysco Food Services — Gulf Coast, Inc., one of the Company’s subsidiaries. Mr. Smith’s son-in law, Paul Davis, also works for the company as a Maintenance Manager in our Gulf Coast subsidiary
ITEM 8.01 OTHER EVENTS
On September 8, 2006, the Board of Directors amended the Company’s Corporate Governance Guidelines to, among other things, confirm that non-employee directors may receive the same discount available to employees on SYSCO products, allow the Chairman of the Corporate Governance and Nominating Committee to impose alternative ownership requirements on an executive officer or director when abiding by the Company’s stated stock ownership guidelines places an undue hardship on such individual and clarify various sections of the language throughout the guidelines. A copy of the revised Corporate Governance Guidelines is filed with this Form 8-K as Exhibit 99.1 and incorporated herein by reference.
On September 8, 2006, the Board of Directors also waived the stock ownership requirements for one of the Company’s executive officers (who is not a Named Executive Officer), with the condition that he will be in compliance with the requirement within 18 months.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to the Sixth Amended and Restated SYSCO Corporation Supplemental Executive Retirement Plan

Exhibit Number	Description

10.2	First Amendment to the Third Amended and Restated Sysco Corporation Executive Deferred Compensation Plan

10.3	Form of Performance Unit Grant Agreement issued to executive officers effective September 7, 2006 under the Long-Term Incentive Cash Plan

99.1	Corporate Governance Guidelines as amended September 8, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION
Date: September 13, 2006	By:	/s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1	Second Amendment to the Sixth Amended and Restated SYSCO Corporation Supplemental Executive Retirement Plan

10.2	First Amendment to the Third Amended and Restated Sysco Corporation Executive Deferred Compensation Plan

10.3	Form of Performance Unit Grant Agreement issued to executive officers effective September 7, 2006 under the Long-Term Incentive Cash Plan

99.1	Corporate Governance Guidelines as amended September 8, 2006